                                                                     EXHIBIT 4.1

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                         CITIZENS COMMUNICATIONS COMPANY

                                       AND

                            THE CHASE MANHATTAN BANK,

                                   as Trustee

                                Senior Indenture

                            Dated as of _______, 200_

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                             CROSS REFERENCE SHEET*

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      Provisions of Trust Indenture Act of 1939 and Indenture to be dated as of ----, 200_, between Citizens Communications Company and The Chase Manhattan Bank, as Trustee:

Section of the Act                                  Section of Indenture
------------------                                  --------------------

310(a)(1), (2) and (5)..............................6.9
310(a)(3) and (4)...................................Inapplicable
310(b)..............................................6.8 and 6.10(a), (b) and (d)
310(c)..............................................Inapplicable
311(a)..............................................6.13
311(b)..............................................6.13
311(c)..............................................Inapplicable
312(a)..............................................4.1 and 4.2(a)
312(b)..............................................4.2(a) and (b)(i) and (ii)
312(c)..............................................4.2(c)
313(a)..............................................4.4(a)
313(a)(5)...........................................Inapplicable
313(b)(1)...........................................Inapplicable
313(b)(2)...........................................4.4
313(c)..............................................4.4
313(d)..............................................4.4(b)
314(a)..............................................4.3
314(b)..............................................Inapplicable
314(c)(1) and (2)...................................11.5
314(c)(3)...........................................Inapplicable
314(d)..............................................Inapplicable
314(e)..............................................11.5
314(f)..............................................Inapplicable
315(a), (c) and (d).................................6.1
315(b)..............................................5.11
315(e)..............................................5.12
316(a)(1)...........................................5.9 and 5.10
316(a)(2)...........................................Not required
316(a) (last sentence)..............................7.4
316(b)..............................................5.7
317(a)..............................................5.2
317(b)..............................................3.5(a)
318(a)..............................................11.7

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      *This Cross Reference Sheet is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                                Page
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ARTICLE ONE DEFINITIONS...........................................................................................1

         SECTION 1.1.   Definitions...............................................................................1

ARTICLE TWO SECURITIES............................................................................................7

         SECTION 2.1.   Forms Generally...........................................................................7
         SECTION 2.2.   Form of Trustee's Certificate of Authentication...........................................7
         SECTION 2.3.   Amount Unlimited, Issuable in Series......................................................8
         SECTION 2.4.   Authentication and Delivery of Securities................................................10
         SECTION 2.5.   Execution of Securities..................................................................13
         SECTION 2.6.   Certificate of Authentication............................................................14
         SECTION 2.7.   Denomination and Date of Securities; Payments of Interest................................14
         SECTION 2.8.   Registration, Transfer and Exchange......................................................15
         SECTION 2.9.   Mutilated, Defaced, Destroyed, Lost and Stolen Securities................................17
         SECTION 2.10.  Cancellation of Securities; Disposition Thereof..........................................18
         SECTION 2.11.  Temporary Securities.....................................................................18
         SECTION 2.12.  CUSIP Numbers............................................................................18

ARTICLE THREE COVENANTS OF THE ISSUER............................................................................18

         SECTION 3.1.   Payment of Principal and Interest........................................................18
         SECTION 3.2.   Offices for Notices and Payments, etc....................................................19
         SECTION 3.3.   No Interest Extension....................................................................19
         SECTION 3.4.   Appointments to Fill Vacancies in Trustee's Office.......................................19
         SECTION 3.5.   Provision as to Paying Agent.............................................................19

ARTICLE FOUR SECURITYHOLDERS LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE.....................................20

         SECTION 4.1.   Issuer to Furnish Trustee Information as to Names and Addresses of
                        Securityholders..........................................................................20
         SECTION 4.2.   Preservation and Disclosure of Securityholders Lists.....................................20
         SECTION 4.3.   Reports by the Issuer....................................................................22
         SECTION 4.4.   Reports by the Trustee...................................................................22

ARTICLE FIVE REMEDIES OF THE TRUSTEE AND SECURITY HOLDERS ON EVENT OF DEFAULT....................................23

         SECTION 5.1.   Event of Default.........................................................................23
         SECTION 5.2.   Collection of Indebtedness by Trustee....................................................26
         SECTION 5.3.   Application of Proceeds..................................................................28
         SECTION 5.4.   Suits for Enforcements...................................................................29
         SECTION 5.5.   Restoration of Rights on Abandonment of Proceedings......................................29

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         SECTION 5.6.   Limitations on Suits by Security Holders.................................................29
         SECTION 5.7.   Unconditional Right of Securityholders to Institute Certain Suits........................30
         SECTION 5.8.   Powers and Remedies Cumulative; Delay or Omission Not Wavier of
                            Default..............................................................................30
         SECTION 5.9.   Control by Holders of Securities.........................................................30

ARTICLE SIX CONCERNING THE TRUSTEE...............................................................................31

         SECTION 6.1.   Duties and Responsibilities of the Trustee; During Default; Prior to
                            Default..............................................................................31
         SECTION 6.2.   Certain Rights of the Trustee............................................................32
         SECTION 6.3.   Trustee Not Responsible for Recitals, Disposition of Securities or
                            Application of Proceeds Thereof......................................................34
         SECTION 6.4.   Trustee and Agents May Hold Securities; Collections, etc.................................34
         SECTION 6.5.   Moneys Held by Trustee...................................................................34
         SECTION 6.6.   Compensation and Indemnification of Trustee and Its Prior Claim..........................34
         SECTION 6.7.   Right of Trustee to Rely on Officers' Certificate, etc...................................35
         SECTION 6.8.   Qualification of Trustee; Conflicting Interests..........................................35
         SECTION 6.9.   Persons Eligible for Appointment as Trustee; Different Trustees for
                            Different Series.....................................................................35
         SECTION 6.10.   Resignation and Removal; Appointment of Successor Trustee...............................36
         SECTION 6.11.   Acceptance of Appointment by Successor Trustee..........................................37
         SECTION 6.12.   Merger, Conversion, Consolidation or Succession to Business of
                            Trustee..............................................................................38
         SECTION 6.13.   Preferential Collection of Claims Against the Issuer....................................38
         SECTION 6.14.   Appointment of Authenticating Agent.....................................................38

ARTICLE SEVEN CONCERNING THE SECURITYHOLDERS.....................................................................39

         SECTION 7.1.   Evidence of Action Taken by Securityholders..............................................39
         SECTION 7.2.   Proof of Execution of Instruments and of Holding of Securities...........................40
         SECTION 7.3.   Holders to be Treated as Owners..........................................................40
         SECTION 7.4.   Securities Owned by Issuer Deemed Not Outstanding........................................40
         SECTION 7.5.   Right of Revocation of Action Taken......................................................41
         SECTION 7.6.   Record Date for Consents and Waivers.....................................................41

ARTICLE EIGHT SUPPLEMENTAL INDENTURES............................................................................41

         SECTION 8.1.   Supplemental Indentures Without Consent of Securityholders...............................41
         SECTION 8.2.   Supplemental Indentures with Consent of Securityholders..................................43
         SECTION 8.3.   Effect of Supplemental Indenture.........................................................45
         SECTION 8.4.   Documents to Be Given to Trustee.........................................................45
         SECTION 8.5.   Notation on Securities in Respect of Supplemental Indentures.............................45

ARTICLE NINE CONSOLIDATION, MERGER, SALE, LEASE, EXCHANGE OR OTHER
         DISPOSITION.............................................................................................45

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         SECTION 9.1.   Issuer May Consolidate, etc., on Certain Terms...........................................45
         SECTION 9.2.   Successor Corporation to be Substituted..................................................46
         SECTION 9.3.   Opinion of Counsel to be Given Trustee...................................................46

ARTICLE TEN SATISFACTION AND DISCHARGE OF INDENTURE; COVENANT DEFEASANCE; UNCLAIMED MONEYS.......................47

         SECTION 10.1.   Satisfaction and Discharge of Indenture; Covenant Defeasance............................47
         SECTION 10.2.   Application by Trustee of Funds Deposited for Payment of
                            Securities...........................................................................49
         SECTION 10.3.   Repayment of Moneys Held by Paying Agent................................................49
         SECTION 10.4.   Return of Moneys Held by Trustee and Paying Agent Unclaimed for
                            Two Years............................................................................49
         SECTION 10.5.   Indemnity for U.S. Government Obligations...............................................50

ARTICLE ELEVEN MISCELLANEOUS PROVISIONS..........................................................................50

         SECTION 11.1.   Partners, Incorporators, Stockholders, Officers and Directors of Issuer
                            Exempt from Individual Liability ....................................................50
         SECTION 11.2.   Provisions of Indenture for the Sole Benefit of Parties and Holders of
                            Securities...........................................................................50
         SECTION 11.3.   Successors and Assigns of Issuer Bound by Indenture.....................................50
         SECTION 11.4.   Notices and Demands on Issuer, Trustee and Holders of Securities........................50
         SECTION 11.5.   Officers' Certificates and Opinions of Counsel; Statements to Be
                            Contained Therein....................................................................51
         SECTION 11.6.   Payments Due on Saturdays, Sundays and Holidays.........................................52
         SECTION 11.7.   Conflict of Any Provision of Indenture with Trust Indenture Act of
                            1939.................................................................................52
         SECTION 11.8.   GOVERNING LAW...........................................................................52
         SECTION 11.9.   Counterparts............................................................................52
         SECTION 11.10.  Effect of Headings......................................................................52

ARTICLE TWELVE REDEMPTION OF SECURITIES AND SINKING FUNDS........................................................52

         SECTION 12.1.   Applicability of Article................................................................52
         SECTION 12.2.   Notice of Redemption; Partial Redemptions...............................................53
         SECTION 12.3.   Payment of Securities Called for Redemption.............................................54
         SECTION 12.4.   Exclusion of Certain Securities from Eligibility for Selection for
                            Redemption...........................................................................55
         SECTION 12.5.   Mandatory and Optional Sinking Funds....................................................55

                                    INDENTURE

      INDENTURE, dated as of ____________, 200_, among Citizens Communications Company, a Delaware corporation (the "Issuer"), and The Chase Manhattan Bank, as trustee (the "Trustee").

                              W I T N E S S E T H :

      WHEREAS, the Issuer has duly authorized the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

      WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

      WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been undertaken and completed;

      NOW, THEREFORE:

      In consideration of the premises and the purchases of the Securities by the Holders (as hereinafter defined) thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:

                                   ARTICLE ONE
                                   DEFINITIONS

      SECTION 1.1. Definitions

      For all purposes of this Indenture and of any indenture supplemental hereto the following terms shall have the respective meanings specified in this
Section 1.1 (except as otherwise expressly provided herein or in any indenture supplemental hereto or unless the context otherwise clearly requires). All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933, as amended (the "Securities Act"), shall have the meanings assigned to such terms in said Trust Indenture Act of 1939 and in said Securities Act as in force at the date of this Indenture (except as herein otherwise expressly provided herein or in any indenture supplemental hereto or unless the context otherwise clearly requires).

      All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted on the date of this Indenture.

      The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The expressions "date of this Indenture", "date hereof", "date as of which this Indenture is dated" and "date of execution and delivery of this Indenture" and other expressions of similar import refer to the effective date of the original execution and delivery of this Indenture, viz. as of ____________, 2001.

      The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authenticating Agent" shall have the meaning set forth in Section 6.14.

      "Bankruptcy Code" means the United States Bankruptcy Code, 11 United States Codess.ss.101 et seq., or any successor statute thereto.

      "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.

      "Board Resolution" means one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

      "Business Day" means, with respect to any Security, unless otherwise specified in a Board Resolution and an Officers' Certificate with respect to a particular series of Securities, a day that (a) in the Place of Payment (or in any of the Places of Payment, if more than one) in which amounts are payable, as specified in the form of such Security, and (b) in the city in which the Corporate Trust Office is located, is not a Saturday or Sunday or a day on which banking institutions are authorized or required by law or regulation to close.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

      "Corporate Trust Office" means the office of the Trustee of a series of Securities at which the trust created by this Indenture shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 450 W. 33rd Street, New York, New York 10001.

      "Coupon" means any interest coupon appertaining to an Unregistered
Security.

      "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and, if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Global Securities of such series.

      "Dollars" and the sign "$" means the coin and currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      "[EURO]" means the commonly used coin and currency jointly adopted by twelve members of the European Union as at the time of payment is legal tender for the payment of public and private debts.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Event of Default" means any event or condition specified as such in
Section 5.1.

      "Global Security" means a Security evidencing all or a part of a series of Securities issued to the Depositary for such series in accordance with Section
2.3 and bearing the legend prescribed in Section 2.4.

      "Holder, "Holder of Securities, Securityholder" or other similar terms mean, in the case of any Security, the Person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof.

      "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, including, for all purposes of this instrument and any such supplement, the provisions of the Trust Indenture Act of 1939 that are deemed to be a part of and govern this instrument and any such supplement, respectively, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

      "interest" means, when used with respect to non-interest bearing Securities (including, without limitation, any Original Issue Discount Security that by its terms bears interest only after maturity or upon default in any other payment due on such Security), interest payable after maturity (whether at stated maturity, upon acceleration or redemption or otherwise) or after the date, if any, on which the Issuer becomes obligated to acquire a Security, whether upon conversion, by purchase or otherwise.

      "Issuer" means Citizens Communications Company, a Delaware corporation, and, subject to Article Nine, its successors and assigns.

      "Issuer Order" means a written statement, request or order of the Issuer which is signed in its name by the chairman of the Board of Directors, the president or any vice president of the Issuer, and delivered to the Trustee.

      "Officers' Certificate", when used with respect to the Issuer, means a certificate signed by the chairman of the Board of Directors, the president, or any vice president and by the treasurer, any assistant treasurer, the controller, any assistant controller, the secretary or any assistant secretary of the Issuer. Each such certificate shall include the statements provided for in Section 11.5 if and to the extent required by the provisions of such Section
11.5. One of the officers signing an Officers' Certificate given pursuant to
Section 4.3 shall be the principal executive, financial or accounting officer of the Issuer.

      "Opinion of Counsel" means an opinion in writing signed by the chief counsel of the Issuer or by such other legal counsel who may be an employee of or counsel to the Issuer and who shall be reasonably satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section
11.5 if and to the extent required by the provisions of such Section 11.5.

      "original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

      "original issue discount" of any debt security, including any Original Issue Discount Security, means the difference between the principal amount of such debt security and the initial issue price of such debt security (as set forth in the case of an Original Issue Discount Security on the face of such Security).

      "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Article Five.

      "Outstanding" when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

            (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities (other than Securities of any series as to which the provisions of Article Ten hereof shall not be applicable), or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that, if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

            (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section

      2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

      In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the portion of the principal amount thereof that would be due and payable as of the date of such determination (as certified by the Issuer to the Trustee) upon a declaration of acceleration of the maturity thereof pursuant to Article Five.

      "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities.

      "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

      "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and interest, if any, on the Securities of such series are payable as determined in accordance with
Section 2.3.

      "principal" of a debt security, including any Security, means the amount (including, without limitation, if and to the extent applicable, any premium and, in the case of an Original Issue Discount Security, any accrued original issue discount, but excluding interest) that is payable with respect to such debt security as of any date and for any purpose (including, without limitation, in connection with any sinking fund, if any, upon any redemption at the option of the Issuer, upon any purchase or exchange at the option of the Issuer or the holder of such debt security and upon any acceleration of the maturity of such debt security).

      "principal amount" of a debt security, including any Security, means the principal amount as set forth on the face of such debt security.

      "record date" shall have the meaning set forth in Section 2.7.

      "Registered Global Security" means a Security evidencing all or a part of a series of Registered Securities, issued to the Depositary for such series in accordance with Section 2.4, and bearing the legend prescribed in Section 2.4 and any other legend required by the Depositary for such series.

      "Registered Security" means any Security registered on the Security register of the Issuer.

      "Responsible Officer", when used with respect to the Trustee of a series of Securities, means any officer of the Trustee with direct responsibility for the administration of the trust created by this Indenture.

      "Securities Act" shall have the meaning set forth in Section 1.1.

      "Security" or "Securities" has the meaning stated in the first recital of this Indenture or, as the case may be, Securities that have been authenticated and delivered pursuant to this Indenture.

      "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" of the Issuer within the meaning of Rule 1.02(w) of Regulation S-K promulgated by the Commission as in effect on the date of this Indenture.

      "Subsidiary" of any specified Person means any corporation or limited liability company of which such Person, or such Person and one or more Subsidiaries of such Person, or any one or more Subsidiaries of such Person, directly or indirectly own voting securities entitling any one or more of such Persons and its Subsidiaries to elect a majority of the directors, either at all times or, so long as there is no default or contingency which permits the holders of any other class or classes of securities to vote for the election of one or more directors.

      "Trust Indenture Act of 1939" (except as otherwise provided in Sections
8.1 and 8.2) means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture is originally executed.

      "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

      "Unregistered Security" means any Security other than a Registered
Security.

      "U.S. Government Obligations" shall have the meaning set forth in Section 10.1(B).

      "vice president," when used with respect to the Issuer or the Trustee, means any vice president, regardless of whether designated by a number or a word or words added before or after the title "vice president."

      "Yield to Maturity" means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with generally accepted financial practice or as otherwise provided in the terms of such series of Securities.

                                  ARTICLE TWO
                                   SECURITIES

      SECTION 2.1. Forms Generally. The Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture (but which do not affect the rights, duties or immunities of the Trustee), as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of such Securities.

      The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

      SECTION 2.2. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be substantially as follows:

      This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.


                                        ____________________________, as Trustee


                                        By______________________________________
                                        Authorized Officer

      If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Securities of such series shall bear, in addition to the Trustee's certificate of authentication, an alternate Certificate of Authentication which shall be substantially as follows:

      This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.


                                        ____________________________, as Trustee


                                        By______________________________________
                                                 as Authenticating Agent


                                        By______________________________________
                                                   Authorized Signatory

      SECTION 2.3. Amount Unlimited, Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series and the Securities of each such series shall rank equally and pari passu with the Securities of each other series and with all other unsecured and unsubordinated debt of the Issuer. There shall be established in one or more Board Resolutions, established pursuant to but not set forth in a Board Resolution (but set forth in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

            (1) the designation of the Securities of the series, which shall distinguish the Securities of such series from the Securities of all other series, and which may be part of a series of Securities previously issued;

            (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3);

            (3) if other than Dollars, the coin, currency or currencies in which the Securities of the series are denominated (including, but not limited to, any composite currency, currency units, foreign currency or [EURO]s);

            (4) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

            (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable, the terms and conditions of any deferral of interest and the additional interest, if any, thereon, the right, if any, of the Issuer to extend the interest payment periods and the duration of the extensions and (in the case of Registered Securities) the date or dates on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

            (6) the place or places where and the manner in which, the principal of, premium, if any, and any interest on Securities of the series shall be payable if other than as provided in Section 3.2;

            (7) the right, if any, of the Issuer to redeem, purchase or repay Securities of the series, in whole or in part, at its option and the period or periods within which, or the date or dates on which, the price or prices at which, and any terms and conditions upon which

      Securities of the series may be so redeemed, purchased or repaid, in whole or in part, pursuant to any sinking fund or otherwise;

            (8) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series in whole or in part pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof, and the price or prices at which and the period or periods within which or the date or dates on which and any terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

            (9) the terms, if any, on which the Securities of such series will be subordinate to other debt of the Issuer;

            (10) if other than denominations of $1,000 or [EURO] 1,000, as the case may be, and any integral multiple thereof in the case of Registered Securities, or $1,000 and $5,000, or [EURO] 1,000 and [EURO] 5,000, in the case of Unregistered Securities, the denominations in which Securities of the series shall be issuable;

            (11) the percentage of the principal amount at which the Securities will be issued, and, if other than 100% of the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

            (12) if other than the coin, currency or currencies in which the Securities of the series are denominated, the coin, currency or currencies in which payment of the principal of or interest on the Securities of such series shall be payable, including composite currencies or currency units;

            (13) if the principal of or interest on the Securities of the series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

            (14) if the amount of payments of principal of and interest on the Securities of the series may be determined with reference to an index or formula based on a coin, currency, composite currency or currency unit other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

            (15) whether the Securities of the series will be issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.8, the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;

            (16) whether and under what circumstances the Issuer will pay additional amounts on the Securities of the series held by a person who is not a U.S. person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem the Securities of the series rather than pay such additional amounts;

            (17) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

            (18) any trustees (other than the Trustee), depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

            (19) any deletion from modification of or addition to the Events of Default, remedies or covenants with respect to the Securities of such series;

            (20) whether the provisions of Section 10.1(C) will not be applicable to Securities of such series;

            (21) any provision relating to the issuance of Securities of such series at an original issue discount;

            (22) if the Securities of the series are to be convertible into or exchangeable for any other security or property of the Issuer or its subsidiaries, including, without limitation, securities of another Person held by the Issuer or its Affiliates and, if so, the terms thereof;

            (23) if other than The Chase Manhattan Bank is to act as Trustee for the Securities of such series, the name and Corporate Trust Office of such Trustee; and

            (24) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any one series shall be substantially identical, except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officers' Certificate or in any such indenture supplemental hereto. The foregoing Officers' Certificate may set forth parameters, if any, of the above terms of any series of Securities, in accordance with Section 2.4 below. The Issuer shall provide the Trustee with an Issuer Order setting forth the particular terms of any particular Security of any series.

      SECTION 2.4. Authentication and Delivery of Securities. The Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this
Section 2.4, and the Trustee shall thereupon authenticate and deliver such Securities to, or upon the order of, the Issuer (contained in the Issuer Order referred to below in this Section 2.4) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate, if any, and any other terms of the Securities of such series shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures and agreed to by the Trustee, such Issuer Order may authorize authentication and delivery pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating the Securities of such series and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of subparagraphs (2), (3) and (4) below only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities of such series) and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

            (1) an Issuer Order requesting such authentication and setting forth delivery instructions provided that, with respect to Securities of a series subject to a Periodic Offering, (a) such Issuer Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (b) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order, (c) the maturity date or dates, original issue date or dates, interest rate or rates, if any, and any other terms of Securities of such series shall be determined by an Issuer Order or pursuant to such procedures, (d) if provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing and (e) after the original issuance of the first Security of such series to be issued, any separate request by the Issuer that the Trustee authenticate Securities of such series for original issuance will be deemed to be a certification by the Issuer that it is in compliance with all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Securities;

            (2) the Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities of such series were established;

            (3) an Officers' Certificate setting forth the form or forms and terms of the Securities stating that the form or forms and terms of the Securities have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture and covering such other matters as the Trustee may reasonably request; and

            (4) at the option of the Issuer, either an Opinion of Counsel, or a letter from legal counsel addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

                  (a) the form or forms of the Securities of such series have been duly authorized and established in conformity with the provisions of this Indenture;

                  (b) in the case of an underwritten offering, the terms of the
            Securities of such series have been duly authorized and established in conformity with the provisions of this Indenture, and, in the case of an offering that is not underwritten, certain terms of the Securities of such series have been established pursuant to a Board Resolution, an Officers' Certificate or a supplemental indenture in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in an Issuer Order shall have been established, all such terms will have been duly authorized by the Issuer and will have been established in conformity with the provisions of this Indenture;

                  (c) when the Securities of such series have been executed by the Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and legally binding obligations of the Issuer, enforceable in accordance with their respective terms, and will be entitled to the benefits of this Indenture; and

                  (d) the execution and delivery by the Issuer of, and the
            performance by the Issuer of its obligations under, the Securities of such series will not contravene any provision of applicable law or the articles of incorporation or bylaws of the Issuer or any agreement or other instrument binding upon the Issuer or any of its Subsidiaries that is material to the Issuer and its Subsidiaries, considered as one enterprise, or, to such counsel's knowledge after the inquiry indicated therein, any judgment, order or decree of any governmental agency or any court having jurisdiction over the Issuer or any Subsidiary of the Issuer, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Issuer of its obligations under the Securities, except such as are specified and have been obtained and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities.

      In addition to the requirements of Section 8.4, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, such Opinion of Counsel shall also state that all laws and requirements with respect to the form and execution by the Issuer of the supplemental indenture with respect to the series of Securities have been complied with, the Issuer has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms.

      In rendering such opinions, such counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely, as to all matters governed by the laws of jurisdictions other than the State of New York and the federal law of the United States, upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes that both such counsel and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, such counsel has relied, to the extent such counsel deems proper, upon certificates of officers of the Issuer and its Subsidiaries and certificates of public officials.

      The Trustee shall have the right to decline to authenticate and deliver any Securities of any series under this Section 2.4 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

      If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section
2.4 and the Issuer Order with respect to such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series to be issued in the form of Global Securities and not yet cancelled,
(ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions, and
(iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

      Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

      SECTION 2.5. Execution of Securities. The Securities shall be signed on behalf of the Issuer by the chairman of the Board of Directors, the president, any vice president or the treasurer of the Issuer, under its corporate seal which may, but need not, be attested by its secretary or one of its assistant secretaries. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of a seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

      In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

      SECTION 2.6. Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized signatories, or its Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee or its Authenticating Agent upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Each reference in this Indenture to authentication by the Trustee includes authentication by an agent appointed pursuant to Section 6.14.

      SECTION 2.7. Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable in registered form in denominations established as contemplated by Section 2.3 or, with respect to the Securities of any series, if not so established, in denominations of $1,000 and $5,000, or [EURO] 1,000 and [EURO] 5,000, and any integral multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

      Each Security shall be dated the date of its authentication. The Securities of each series shall bear interest, if any, from the date, and such interest, if any, shall be payable on the dates, established as contemplated by
Section 2.3.

      The Person in whose name any Registered Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Securities for such series are registered (a) at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Securities not less than 15 days preceding such subsequent record date or (b) as determined by such other procedure as is mutually acceptable to the Issuer and the Trustee. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Registered Securities of any series shall mean the date specified as such in the terms of the Securities of such series established as contemplated by Section 2.3, or, if no such date is so established, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

      SECTION 2.8. Registration, Transfer and Exchange. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section
3.2 for each series of Registered Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Registered Securities of each series and the registration of transfer of Registered Securities of such series. Each such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection and available for copying by the Trustee.

      Upon due presentation for registration of transfer of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series, maturity date, interest rate, if any, and original issue date in authorized denominations for a like aggregate principal amount.

      All Registered Securities presented for registration of transfer shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

      At the option of the Holder thereof, Securities of any series (other than a Global Security, except as set forth below) may be exchanged for a Security or Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2.

      The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Registered Securities. No service charge shall be made for any such transaction or for any exchange of Securities of any series as contemplated by the immediately preceding paragraph.

      The Issuer shall not be required to exchange or register a transfer of (a) any Registered Securities of any series for a period of 15 days next preceding the first mailing or publication of notice of redemption of Registered Securities of such series to be redeemed, (b) any Registered Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Registered Security to be redeemed in part, the portion thereof not so to be redeemed or (c) any Registered Security if the Holder thereof has exercised his right, if any, to require the Issuer to repurchase such Security in whole or in part, except the portion of such Security not required to be repurchased.

      Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a part of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

      If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under Section 2.4, the Issuer shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.3 that such Securities be represented by one or more Global Securities shall no longer be effective and the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

      The Issuer may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event, the Issuer shall execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

      If specified by the Issuer pursuant to Section 2.3 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

            (i) to the Person specified by such Depositary, a new Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

            (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

      Upon the exchange of a Global Security for Securities in definitive registered form in authorized denominations, such Global Security shall be cancelled by the Trustee or an agent of the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this
Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Trustee or the Issuer or an agent of the Issuer. The Trustee or such agent shall deliver at its office such Securities to or as directed by the Persons in whose names such Securities are so registered.

      All Securities issued upon any registration of transfer or exchange of Securities shall be valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      SECTION 2.9. Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of the Issuer, the Trustee shall authenticate and deliver a new Security of the same series, maturity date, interest rate, if any, and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by the Trustee or the Issuer or any such agent to indemnify and defend and to save each of the Trustee and the Issuer and any such agent harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and in the case of mutilation or defacement, shall surrender the Security to the Trustee or such agent.

      Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to hold each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to the Trustee's satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

      Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

      SECTION 2.10. Cancellation of Securities; Disposition Thereof. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of all cancelled Securities in accordance with its standard procedures and shall deliver a certificate of such disposition to the Company. If the Issuer or its agent shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee or its agent for cancellation.

      SECTION 2.11. Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.3.

      SECTION 2.12. CUSIP Numbers. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE THREE
                             COVENANTS OF THE ISSUER

      SECTION 3.1. Payment of Principal and Interest. The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest, if any, on each of the Securities at the place, at the respective times and in the manner provided in the Securities.

      SECTION 3.2. Offices for Notices and Payments, etc. So long as any of the Securities are Outstanding, the Issuer will maintain in each Place of Payment, an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as provided in this Indenture, and an office or agency where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. In case the Issuer shall at any time fail to maintain any such office or agency, or shall fail to give notice to the Trustee of any change in the location thereof, presentation may be made and notice and demand may be served in respect of the Securities or of this Indenture at the Corporate Trust Office. The Issuer hereby initially designates the Corporate Trust Office for each such purpose and appoints the Trustee as registrar and paying agent and as the agent upon whom notices and demands may be served with respect to the Securities.

      SECTION 3.3. No Interest Extension. In order to prevent any accumulation of claims for interest after maturity thereof, the Issuer will not directly or indirectly extend or consent to the extension of the time for the payment of any claim for interest on any of the Securities and will not directly or indirectly be a party to or approve any such arrangement by the purchase or funding of said claims or in any other manner; provided, however, that this Section 3.3 shall not apply in any case where an extension shall be made pursuant to a plan proposed by the Issuer to the Holders of all Securities of any series then Outstanding.

      SECTION 3.4. Appointments to Fill Vacancies in Trustee's Office. The Issuer, whenever necessary to avoid or fill a vacancy in the office of the Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

      SECTION 3.5. Provision as to Paying Agent.(a) If the Issuer shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee, subject to the provisions of this Section 3.5,

            (1) that it will hold all sums held by it as such paying agent for the payment of the principal of or interest, if any, on the Securities (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities) in trust for the benefit of the Holders of the Securities and the Trustee; and

            (2) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities) to make any payment of the principal of, premium, if any, or interest, if any, on the Securities when the same shall be due and payable; and

            (3) that it will, at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

      (b) If the Issuer shall act as its own paying agent, it will, on or before each due date of the principal of or interest, if any, on the Securities, set aside, segregate and hold in trust for the benefit of the Holders of the Securities a sum sufficient to pay such principal, premium, if any, or interest, if any, so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Issuer (or by any other obligor under the Securities) to make any payment of the principal of, premium, if any, or interest, if any, on the Securities when the same shall become due and payable.

      (c) Anything in this Section 3.5 to the contrary notwithstanding, the Issuer may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any paying agent hereunder, as required by this Section 3.5, such sums to be held by the Trustee upon the trusts herein contained.

      (d) Anything in this Section 3.5 to the contrary notwithstanding, any agreement of the Trustee or any paying agent to hold sums in trust as provided in this Section 3.5 is subject to Sections 10.3 and 10.4.

      (e) Whenever the Issuer shall have one or more paying agents, it will, on or before each due date of the principal of or interest, if any, on any Securities, deposit with a paying agent a sum sufficient to pay the principal, premium, if any, or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, if any, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.

                                  ARTICLE FOUR
                    SECURITYHOLDERS LISTS AND REPORTS BY THE
                             ISSUER AND THE TRUSTEE

      SECTION 4.1. Issuer to Furnish Trustee Information as to Names and Addresses of Securityholders. The Issuer and any other obligor on the Securities covenant and agree that they will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of each series:

            (a) semiannually and not more than 15 days after each January 1 and July 1, and

            (b) at such other times as the Trustee may request in writing, within 15 days after receipt by the Issuer of any such request,

provided that if and so long as the Trustee shall be the registrar for such series, such list shall not be required to be furnished.

      SECTION 4.2. Preservation and Disclosure of Securityholders Lists.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (i) contained in the most recent list furnished to it as provided in Section 4.1, and (ii) received by it in the capacity of registrar or paying agent for such series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

      (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

            (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection
      (a) of this Section 4.2, or

            (ii) inform such applicants as to the approximate number of Holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section 4.2, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

      If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Holders of Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this
Section 4.2 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

      (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section 4.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

      SECTION 4.3. Reports by the Issuer. The Issuer covenants:

      (a) to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe), if any, which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a debt security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

      (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

      (c) to transmit by mail to the Holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in
Section 4.4, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this Section
4.3 as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission; and

      (d) to furnish to the Trustee, not less than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his knowledge of the Issuer's compliance with all conditions and covenants under this Indenture. For purposes of this subsection
(d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

      SECTION 4.4. Reports by the Trustee.

      (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act of 1939 at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act of 1939 with respect to any 12 month period, such report shall cover the 12 month period ending May 15 and shall be transmitted by the next succeeding July 15.

      (b) A copy of each such report shall, at the time of such transmission to Securityholders, be furnished to the Issuer and be filed by the Trustee with each stock exchange upon which the

Securities of any applicable series are listed and also with the Commission. The Issuer agrees to promptly notify the Trustee with respect to any series when and as the Securities of such series become admitted to trading on any national securities exchange.

                                  ARTICLE FIVE
                  REMEDIES OF THE TRUSTEE AND SECURITY HOLDERS
                               ON EVENT OF DEFAULT

      SECTION 5.1. Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect to Securities of any series, wherever used herein, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default), unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the Board Resolution or supplemental indenture establishing such series of Securities or in the form of Security, for such series and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 60 days; provided that a valid extension of an interest payment period by the Issuer in accordance with the terms of such Securities shall not constitute a failure to pay interest; or

            (b) default in the payment of all or any part of the principal or premium (if any) on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or

            (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series; or

            (d) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities of such series or contained in this Indenture (other than a covenant or agreement included in this Indenture solely for the benefit of a series of Securities other than such series) for a period of 90 days after the date on which written notice continued specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of the series to which such covenant or agreement relates; or

            (e) without the consent of the Issuer a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer for any substantial part of its or their property or ordering the winding up or liquidation of its or their affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            (f) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its or their property, or make any general assignment for the benefit of creditors; or

            (g) any other Event of Default provided in the supplemental indenture or Board Resolution under which such series of Securities is issued or in the form of Security for such series.

      If an Event of Default described in clause (a), (b) or (c) occurs and is continuing, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

      Except as otherwise provided in the terms of any series of Securities pursuant to Section 2.3, if an Event of Default described in clause (d) or (g) above with respect to all series of the Securities then Outstanding, occurs and is continuing for a period of 60 days after the notice of the Event of Default, then, and in each and every such case, unless the Principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all of the Securities then Outstanding hereunder (treated as one class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all of the Securities then Outstanding, and the interest accrued thereon, if any, to be due and payable immediately, and upon such declaration, the same shall become immediately due and payable. If an Event of Default described in clause (e) or (f) above occurs and is continuing, then the principal amount of all the Securities then Outstanding, and the interest accrued thereon, if any, shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

      If an Event of Default described in clause (d) or (g) occurs and is continuing, which Event of Default is with respect to less than all series of Securities then Outstanding, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

      The foregoing provisions are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided,

      (A) the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay

            (i) all matured installments of interest upon all the Securities of such series (or all the Securities, as the case may be); and

            (ii) the principal of any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration; and

            (iii) interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit; and

            (iv) all amounts payable to the Trustee pursuant to Section 6.6; and

      (B) all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority, or any applicable supermajority, in aggregate principal amount of all the Securities of such series voting as a separate class (or all the Securities, as the case may be, voting as a single class), then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

      For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

      SECTION 5.2. Collection of Indebtedness By Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 60 days, or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series, and such Coupons, for principal and interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and such other amount due the Trustee under Section 6.6 in respect of Securities of such series.

      Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the registered Holders, whether or not the Securities of such series be overdue.

      In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated, all the moneys adjudged or decreed to be payable.

      In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities of any series then Outstanding under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other similar judicial proceedings relative to the Issuer or other obligor upon the Securities of such series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

      (a) to file and prove a claim or claims for the whole amount of principal and interest, if any, (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and, in the case of any judicial proceedings, to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts payable to the Trustee under Section 6.6) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor; and

      (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a receiver, assignee, trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings, custodian or other person performing similar functions in respect of any such proceedings; and

      (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official performing similar functions in respect of any such proceedings is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee its costs and expenses of collection and all other amounts due to it pursuant to Section 6.6.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding, except as aforesaid in clause (b).

      All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series or Coupons appertaining to such Securities, may be enforced by the Trustee without the possession of any of the Securities of such series or Coupons appertaining to such Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be awarded to the Trustee for ratable distribution to the Holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken, after payment of all sums due to the Trustee under Section 6.6 in respect of such Securities.

      In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities or Coupons appertaining to such Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

      SECTION 5.3. Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and Coupons appertaining to such Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

            FIRST: To the payment of costs and expenses applicable to such series of Securities in respect of which monies have been collected, including all amounts due to the Trustee and each predecessor Trustee pursuant to Section 6.6 in respect to such series of Securities;

            SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments on such interest, with interest (to the extent that such interest has been collected by the Trustee and is permitted by applicable law) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

            THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee and is permitted by applicable law) upon the overdue installations of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

            FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

      SECTION 5.4. Suits for Enforcements. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this

Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

      SECTION 5.5. Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

      SECTION 5.6. Limitations on Suits by Security Holders. No Holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture or such Security, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder or thereunder, unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and (b) the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and (c) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding, and (d) no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the Holder of every Security or Coupon with every other Holder and the Trustee, that no one or more Holders of Securities of any series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other such Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture or any Security, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series and Coupons appertaining to such Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      SECTION 5.7. Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest on such Security or Coupon on or after the respective due dates expressed in such Security or Coupon or the applicable redemption dates provided for in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

      SECTION 5.8. Powers and Remedies Cumulative; Delay or Omission Not Wavier of Default. Except as provided in Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      No delay or omission of the Trustee or of any Holder of Securities or Coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given by this Indenture, any Security or law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or, subject to Section 5.6, by the Holders of Securities or Coupons.

      SECTION 5.9. Control by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each such series voting as a separate class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided, that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided, further, that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if (a) the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken; or (b) if the Trustee by its board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee shall determine in good faith that the action or proceedings so directed would involve the Trustee in personal liability; or (c) if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all affected series not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

      Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

      SECTION 5.10. Waiver of Past Defaults. Prior to the declaration of acceleration of the maturity of the Securities of any series as provided in
Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding (voting as a single class) may on behalf of the Holders of all such Securities waive any past default or Event of Default described in Section 5.1 and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of all such Securities shall be restored to their former positions and rights hereunder, respectively, and such default shall cease to exist and be deemed to have been cured and not to have occurred for purposes of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 5.11. Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in The Wall Street Journal in the Borough of Manhattan, The City of New York and (ii) to all Holders of Securities of such series in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "default" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

      SECTION 5.12. Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (d) or (g) of Section 5.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities then Outstanding and affected thereby, or in the case of any suit relating to or arising under clause (d) or (g) (if the suit under clause (d) or (g) relates to all the Securities then Outstanding) or (e) or (f) of Section 5.1, 10% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security or any date fixed for redemption.

                                  ARTICLE SIX
                             CONCERNING THE TRUSTEE

      SECTION 6.1. Duties and Responsibilities of the Trustee; During Default; Prior to Default. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise with respect to such series of

Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

            (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

                  (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

            (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.9 or any other Section permitting the direction of the Holders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

      None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

      SECTION 6.2. Certain Rights of the Trustee. Subject to Section 6.1:

      (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate or Issuer Order (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a Board Resolution;

      (c) the Trustee may consult with counsel of its selection and any advice of such counsel promptly confirmed in writing shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

      (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture (including, without limitation, pursuant to Section 5.9), unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

      (e) the Trustee shall not be liable for any action taken, suffered or omitted by it and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

      (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand;

      (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; and

      (h) the Trustee shall not be charged with knowledge of any default or Event of Default with respect to a series of Securities unless either (i) a Responsible Officer of the Trustee assigned to the Corporate Trust Office of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of such default or Event of Default or (ii) written notice of such default or Event of Default shall have been given to the Trustee by the Issuer or any other obligor on such series of Securities or by any Holder of Securities of such series in accordance with the notice requirements set forth in Section 11.4.

      SECTION 6.3. Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture, of the Securities or of any prospectus used to sell the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

      SECTION 6.4. Trustee and Agents May Hold Securities; Collections, etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.8 and 6.13, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

      SECTION 6.5. Moneys Held by Trustee. Subject to the provisions of Section
10.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

      SECTION 6.6. Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Issuer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in the premises. The obligations of the Issuer under this Section 6.6 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1 or in connection with Article Five hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the service in connection therewith are intended to constitute expenses of administration under any bankruptcy law. The provisions of this Section 6.6 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

      SECTION 6.7. Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

      SECTION 6.8. Qualification of Trustee; Conflicting Interests. This Indenture shall always have a Trustee who satisfies the requirements of Section 310(a)(1) of the Trust Indenture Act of 1939. The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Section 310(b) of the Trust Indenture Act of 1939 regarding disqualification of a trustee upon acquiring a conflicting interest.

      SECTION 6.9. Persons Eligible for Appointment as Trustee; Different Trustees for Different Series. The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any state or the District of Columbia having a combined capital and surplus of at least $25,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal, state or District of Columbia authority, or a corporation or other Person permitted to act as trustee by the Commission. If such corporation or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or other Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or any Affiliate of such obligor shall serve as trustee upon the Securities. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 6.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

      A different Trustee may be appointed by the Issuer for each series of Securities prior to the issuance of such Securities. If the initial Trustee for any series of Securities is to be a trustee other than The Chase Manhattan Bank, the Issuer and such Trustee shall, prior to the issuance of such Securities, execute and deliver an indenture supplemental hereto, which shall provide for the appointment of such Trustee as Trustee for the Securities of such series and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

      SECTION 6.10. Resignation and Removal; Appointment of Successor Trustee.

      (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

      (b) In case at any time any of the following shall occur:

            (i) the Trustee shall fail to comply with the provisions of Section
      6.8 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

            (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and shall fail to resign after written request therefor by the Issuer or by any such Securityholder; or

            (iii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Article Five, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

      (c) The Holders of a majority in aggregate principal amount of the Securities of each series then Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by the Securityholders. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the delivery of such evidence of removal, the Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of
Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

      (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

      SECTION 6.11. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.6.

      If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

      No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of
Section 6.8 and eligible under the provisions of Section 6.9.

      Upon acceptance of appointment by any successor trustee as provided in this Section 6.11, the Issuer shall give notice thereof to the Holders of Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

      SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, provided that such Person shall be qualified under the provisions of Section 6.8 and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      SECTION 6.13. Preferential Collection of Claims Against the Issuer. The Trustee shall comply with Section 311(a) of the Trust Indenture Act of 1939, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act of 1939. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act of 1939 to the extent indicated therein.

      SECTION 6.14. Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a Person organized and doing business under the laws of the United States of America or of any state or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000 (determined as provided in Section 6.9 with respect to the Trustee) and subject to supervision or examination by federal or state authority.

      Any Person into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business (including the authenticating agency contemplated by this Indenture) of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer.

      Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more series of Securities, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

      Sections 6.2, 6.3, 6.4 and 7.3 shall be applicable to any Authenticating Agent.

                                 ARTICLE SEVEN
                         CONCERNING THE SECURITYHOLDERS

      SECTION 7.1. Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article Seven.

      SECTION 7.2. Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner:

            (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same.

            (b) The ownership of Registered Securities shall be proved by the Security register or by a certificate of the Security registrar.

      SECTION 7.3. Holders to be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name any Registered Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest, if any, on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

      SECTION 7.4. Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any Affiliate of the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which a Responsible Officer of the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

      SECTION 7.5. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article Seven, revoke such action so far as concerns such Security provided that such revocation shall not become effective until three Business Days after such filing. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

      SECTION 7.6. Record Date for Consents and Waivers. The Issuer may, but shall not be obligated to, establish a record date for the purpose of determining the Persons entitled to (i) waive any past default with respect to the Securities of such series in accordance with Section 5.10 of the Indenture,
(ii) consent to any supplemental indenture in accordance with Section 8.2 of the Indenture or (iii) waive compliance with any term, condition or provision of any covenant hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and any such Persons, shall be entitled to waive any such past default, consent to any such supplemental indenture or waive compliance with any such term, condition or provision, whether or not such Holder remains a Holder after such record date; provided, however, that unless such waiver or consent is obtained from the Holders, or duly designated proxies, of the requisite principal amount of Outstanding Securities of such series prior to the date which is the 120th day after such record date, any such waiver or consent previously given shall automatically and, without further action by any Holder be cancelled and of no further effect.

                                 ARTICLE EIGHT
                             SUPPLEMENTAL INDENTURES

      SECTION 8.1. Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by a Board Resolution (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Officers' Certificate), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

            (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

            (b) to evidence the succession of another Person to the Issuer, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Issuer pursuant to Article Nine;

            (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of all or any series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the protection of less than all series of Securities, stating that the same are expressly being included solely for the protection of such series), and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

            (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Issuer may deem necessary or desirable, provided, however, that no such provisions shall materially adversely affect the interests of the Holders of the Securities;

            (e) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 2.3;

            (f) to provide for the issuance of Securities of any series in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities for the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

            (g) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act of 1939, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust

      Indenture Act of 1939 as in effect at the date as of which this instrument was executed or any corresponding provision provided for in any similar federal statute hereafter enacted;

            (h) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than The Chase Manhattan Bank as Trustee for a series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.9 hereof;

            (i) subject to Section 8.2 hereof, to add to or modify the provisions hereof as may be necessary or desirable to provide for the denomination of Securities in foreign currencies which shall not adversely affect the interests of the Holders of the Securities in any material respect;

            (j) to modify the covenants or Events of Default of the Issuer solely in respect of, or add new covenants or Events of Default of the Issuer that apply solely to, Securities not Outstanding on the date of such supplemental indenture; and

            (k) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.

      The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities then Outstanding, notwithstanding any of the provisions of Section 8.2.

      SECTION 8.2. Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding of any series affected by such supplemental indenture, voting as one class, the Issuer, when authorized by a Board Resolution (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Officers' Certificate), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of such series; provided, that no such supplemental indenture shall (a) extend the stated final maturity of the principal of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest, if any, thereon (or, in the case of an Original Issue Discount Security, reduce the rate of accretion of original issue discount thereon), or reduce or alter the method of computation of any amount payable on redemption, repayment or purchase by the Issuer thereof (or the time at which any such redemption, repayment or purchase may be made), or make the principal thereof (including any amount in respect of original issue discount), or interest, if any, thereon payable in any coin or currency other than that provided in the Securities or in accordance with the terms of the Securities, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy in each case pursuant to Section 5.2, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment or purchase at the option of the Securityholder, in each case without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected. No consent of any Holder of any Security shall be necessary under this Section 8.2 to permit the Trustee and the Issuer to execute supplemental indentures pursuant to Sections 8.1 and 9.2.

      A supplemental indenture which changes or eliminates any covenant, Event of Default or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Officers' Certificate) certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may at its discretion, but shall not be obligated to, enter into such supplemental indenture.

      It shall not be necessary for the consent of the Securityholders under this Section 8.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section 8.2, the Issuer (or the Trustee at the request and expense of the Issuer) shall give notice thereof to the Holders of then Outstanding Securities of each series affected thereby, as provided in Section 11.4. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      SECTION 8.3. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      SECTION 8.4. Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be entitled to receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eight complies with the applicable provisions of this Indenture and that all conditions precedent to the execution and delivery of such supplemental indenture have been satisfied.

      SECTION 8.5. Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eight may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

                                  ARTICLE NINE
        CONSOLIDATION, MERGER, SALE, LEASE, EXCHANGE OR OTHER DISPOSITION

      SECTION 9.1. Issuer May Consolidate, etc., on Certain Terms. Subject to the provisions of Section 9.2, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Issuer with or into any other Person or Persons (whether or not affiliated with the Issuer), or successive consolidations or mergers in which the Issuer or its successor or successors shall be a party or parties, or shall prevent any sale, lease, exchange or other disposition of all or substantially all the property and assets of the Issuer to any other Person (whether or not affiliated with the Issuer) authorized to acquire and operate the same; provided, however, and the Issuer hereby covenants and agrees, that any such consolidation, merger, sale, lease, exchange or other disposition shall be upon the conditions that (a) immediately after giving effect to such consolidation, merger, sale, lease, exchange or other disposition of the Person (whether the Issuer or such other Person) formed by or surviving any such consolidation or merger, or to which such sale, lease, exchange or other disposition shall have been made, no Event of Default, and no event which after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; (b) the Person (if other than the Issuer) formed by or surviving any such consolidation or merger, or to which such sale, lease, exchange or other disposition shall have been made, shall be a corporation, limited liability company or partnership organized under the laws of the United States of America, any state thereof or the District of Columbia; and (c) the due and punctual payment of the principal of and interest, if any, on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Issuer, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee executed and delivered to the Trustee, by the Person (if other than the Issuer) formed by such consolidation, or into which the Issuer shall have been merged, or by the Person which shall have acquired or leased such property.

      SECTION 9.2. Successor Corporation to be Substituted. In case of any such consolidation or merger or any sale, conveyance or lease of all or substantially all of the property of the Issuer and upon the assumption by the successor Person, by supplemental indenture executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of, premium, if any, and interest, if any, on all of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Issuer, such successor Person shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein as the party of the first part, and the Issuer (including any intervening successor to the Issuer which shall have become the obligor hereunder) shall be relieved of any further obligation under this Indenture and the Securities; provided, however, that in the case of a sale, lease, exchange or other disposition of the property and assets of the Issuer (including any such intervening successor), the Issuer (including any such intervening successor) shall continue to be liable on its obligations under this Indenture and the Securities to the extent, but only to the extent, of liability to pay the principal of, premium, if any, and interest, if any, on the Securities at the time, places and rate prescribed in this Indenture and the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor Person instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

      In case of any such consolidation or merger or any sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Issuer, such changes in phraseology and form (but not in substance) may be made in the Securities, thereafter to be issued, as may be appropriate.

      SECTION 9.3. Opinion of Counsel to be Given Trustee. The Trustee, subject to Sections 6.1 and 6.2, shall receive an Officers' Certificate and Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease, exchange or other disposition and any such assumption complies with the provisions of this Article Nine.

                                  ARTICLE TEN
                    SATISFACTION AND DISCHARGE OF INDENTURE;
                      COVENANT DEFEASANCE; UNCLAIMED MONEYS

      SECTION 10.1. Satisfaction and Discharge of Indenture; Covenant
Defeasance.

      (A) If at any time (a) the Issuer shall have paid or caused to be paid the principal of, premium, if any, and interest, if any, on all the Securities Outstanding (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9); and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer (including all amounts, payable to the Trustee pursuant to Section 6.6), then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the satisfaction and discharge contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction and discharging this Indenture. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred, and to compensate the Trustee for any services thereafter reasonably and properly rendered, by the Trustee in connection with this Indenture or the Securities.

      (B) If at any time (a) the Issuer shall have paid or caused to be paid the principal of, premium, if any, and interest, if any, on all the Securities of any series Outstanding (other than Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 2.9) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9), or (c) in the case of any series of Securities with respect to which the exact amount described in clause (ii) below can be determined at the time of making the deposit referred to in such clause (ii),
(i) all the Securities of such series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or by their terms are to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series, cash in an amount (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.4) or non-callable, non-prepayable bonds, notes, bills or other similar obligations issued or guaranteed by the United States government or any agency thereof the full and timely payment of which are backed by the full faith and credit of the United States ("U.S. Government Obligations"), maturing as to principal and interest, if any, at such times and in such amounts as will insure without reinvestment the availability of cash, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (1) the principal of, premium, if any, and interest, if any, on all Securities of such series on each date that such principal of, premium, if any, or interest, if any, is due and payable, and
(2) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series; then the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such series on the date of the deposit referred to in clause (ii) above and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except, in the case of clause (c) of this Section 10.1(B), as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) rights of substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders of Securities of such series to receive payments of principal thereof and premium, if any, and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders of Securities of such series to receive mandatory sinking fund payments thereon, if any, when due, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and
(vi) the obligations of the Issuer under Section 3.2 with respect to Securities of such series) and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging the same.

      (C) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 2.3. In addition to discharge of the Indenture pursuant to the next preceding paragraph, in the case of any series of Securities with respect to which the exact amount described in subparagraph (a) below can be determined at the time of making the deposit referred to in such subparagraph (a), the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series on the 91st day after the date of the deposit referred to in subparagraph (a) below, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders of Securities of such series to receive payments of principal thereof, premium, if any, and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders of Securities of such series to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (vi) the obligations of the Issuer under Section 3.2 with respect to Securities of such series) and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with, and at the cost and expense of the Issuer, shall execute proper instruments acknowledging the same, if

            (a) with reference to this provision the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series (i) cash in an amount, or (ii) U.S. Government Obligations, maturing without reinvestment as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal of, premium, if any, and interest, if any, on all Securities of such series on each date that such principal or interest, if any, is due and payable, and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

            (b) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound; and

            (c) the Issuer has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (y), since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

      SECTION 10.2. Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.4, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 10.1 shall be held in trust, and such moneys and all moneys from such U.S. Government Obligations shall be applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series for the payment or redemption of which such moneys and U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, if any, but such moneys and U.S. Government Obligations need not be segregated from other funds except to the extent required by law.

      SECTION 10.3. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

      SECTION 10.4. Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of, premium, if any, or interest, if any, on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such principal, premium, if any, or interest, if any, shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Securities of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.

      SECTION 10.5. Indemnity for U.S. Government Obligations. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section
10.1 or the principal or interest received in respect of such obligations.

                                 ARTICLE ELEVEN
                            MISCELLANEOUS PROVISIONS

      SECTION 11.1. Partners, Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer, or any partner of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

      SECTION 11.2. Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

      SECTION 11.3. Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

      SECTION 11.4. Notices and Demands on Issuer, Trustee and Holders of Securities. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer, or as required pursuant to the Trust Indenture Act of 1939, may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Citizens Communications Company, 3 High Ridge Park, Stamford, Connecticut 06905. Any notice, direction, request or demand by the Issuer or any Holder of Securities to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to The Chase Manhattan Bank, 450 W. 33rd Street, New York, New

York 10001, [attention: Institutional Trust Services Administration (Citizens Communications Company [specify series of Securities])].

      Where this Indenture provides for notice to Holders of Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be sufficient notice.

      SECTION 11.5. Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, or as required pursuant to the Trust Indenture Act of 1939, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

      Each certificate or opinion provided for in this Indenture (other than a certificate provided pursuant to Section 4.3(d)) and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an opinion as to whether or not such covenant or condition has been complied with, and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

      SECTION 11.6. Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of principal of or interest, if any, on the Securities of any series or the date fixed for redemption, purchase or repayment of any such Security shall not be a Business Day, then payment of interest, if any, premium, if any, or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, purchase or repayment, and, in the case of payment, no interest shall accrue for the period after such date.

      SECTION 11.7. Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included herein by any of Sections 310 to 317, inclusive, or is deemed applicable to this Indenture by virtue of the provisions of the Trust Indenture Act of 1939, such required or deemed provision shall control.

      SECTION 11.8. GOVERNING LAW. THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

      SECTION 11.9. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

      SECTION 11.10. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                 ARTICLE TWELVE
                   REDEMPTION OF SECURITIES AND SINKING FUNDS

      SECTION 12.1. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified, as contemplated by Section 2.3 for Securities of such series.

      SECTION 12.2. Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear in the Security register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

      The notice of redemption to each such Holder shall specify (i) the principal amount of each Security of such series held by such Holder to be redeemed, (ii) the date fixed for redemption, (iii) the redemption price, (iv) the place or places of payment, (v) the CUSIP number relating to such Securities, (vi) that payment will be made upon presentation and surrender of such Securities, (vii) whether such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, (viii) whether interest, if any, (or, in the case of Original Issue Discount Securities, original issue discount) accrued to the date fixed for redemption will be paid as specified in such notice and (ix) whether on and after said date interest, if any, (or, in the case of Original Issue Discount Securities, original issue discount) thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

      The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

      On or before the redemption date specified in the notice of redemption given as provided in this Section 12.2, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.5) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest, if any, to the date fixed for redemption. The Issuer will deliver to the Trustee at least 45 days prior to the date fixed for redemption (unless a shorter notice period shall be satisfactory to the Trustee) an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officers' Certificate stating that such restriction has been complied with.

      If less than all the Securities of a series are to be redeemed, the Trustee, within 10 Business Days after the Issuer gives written notice to the Trustee that such redemption is to occur, shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed. Notice of the redemption shall be given only after such selection has been made. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

      SECTION 12.3. Payment of Securities Called for Redemption. If notice of redemption has been given as provided by this Article Twelve, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest, if any accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest, if any, accrued to said date) interest, if any (or, in the case of Original Issue Discount Securities, original issue discount), on the Securities or portions of Securities so called for redemption shall cease to accrue, and such Securities shall cease from and after the date fixed for redemption (unless an earlier date shall be specified in a Board Resolution, Officers' Certificate or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the form and terms of the Securities of such series were established) except as provided in Sections 6.5 and 10.4, to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest, if any, to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest, if any, accrued thereon to the date fixed for redemption; provided that payment of interest, if any, becoming due on or prior to the date fixed for redemption shall be payable to the Holders of Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.3 and
2.7 hereof.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the redemption price shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

      Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, and of like tenor, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

      SECTION 12.4. Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officers' Certificate delivered to the Trustee at least 45 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer, or (b) a Person specifically identified in such written statement as an Affiliate of the Issuer.

      SECTION 12.5. Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

      In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option
(a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section 12.5, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

      On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officers' Certificate
(a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series to be so credited has theretofore been so credited,
(c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured or otherwise ceased to exist) and are continuing, and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section
2.10 to the Trustee with such Officers' Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officers' Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such Officers' Certificate and Securities (subject to the parenthetical clause in the second preceding sentence) specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof, and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section 12.5.

      If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000, or a lesser sum if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest, if any, to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request, then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. The Issuer, or the Trustee, in the name and at the expense of the Issuer (if the Issuer shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section 12.5. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest, if any, on, the Securities of such series at maturity.

      On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest, if any, accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date.

      The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default with respect to such series except that, where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default known to a Responsible Officer of the Trustee shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Article Five or the default cured on or before the 60th day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of __________, 2001.

                                        CITIZENS COMMUNICATIONS COMPANY

                                        By:_____________________________________
                                        Title:__________________________________


                                        THE CHASE MANHATTAN BANK, as Trustee

                                        By:_____________________________________
                                        Title:__________________________________


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